[LOGO]

Scudder Global High
Income Fund, Inc.



Semiannual Report
April 30, 2001












A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

[LOGO] Scudder Global High Income Fund, Inc.
================================================================================

Investment Objectives and Policies

o seeking high current income as its primary objective and capital appreciation as its secondary objective through investment principally in global income strategies


Investment Characteristics

o a non-diversified closed-end investment company investing principally in a portfolio of global income securities and, to a limited extent, emerging country equity securities

o a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world


[LOGO] General Information
================================================================================

Executive Offices                  Scudder Global High Income Fund, Inc.
                                   345 Park Avenue
                                   New York, NY 10154

                                   For fund information: 1-800-349-4281

Transfer Agent, Registrar          For account information: 1-800-294-4366
and Dividend Reinvestment
Plan Agent                         Scudder Investments Service Company
                                   P.O. Box 219153
                                   Kansas City, MO 64121-9153

Custodian                          Brown Brothers Harriman & Co.

Legal Counsel                      Willkie Farr & Gallagher

Independent Accountants            PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- LBF

                                       2
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[LOGO] Contents
================================================================================


     4  In Brief

     4  Letter to Shareholders

     9  Investment Summary

    10  Portfolio Summary

    11  Investment Portfolio

    15  Financial Statements

    19  Financial Highlights

    20  Notes to Financial Statements

    2  Report of Independent Accountants

    28  Dividend Reinvestment and Cash Purchase Plan

    32  Investment Manager

    33  Directors and Officers



Net Asset Value

The fund's net asset value is listed in the following publications:

   The Wall Street Journal (Mondays)

   The New York Times

   Barron's

   The Financial Times

--------------------------------------------------------------------------------

This report is sent to the shareholders of Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------


                                       3
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[LOGO] In Brief
================================================================================

o Scudder Global High Income Fund's return based on net asset value for the six-month period ended April 30, 2001, was 4.54%. The J.P. Morgan Emerging Markets Bond Global Constrained Index returned 6.95% during the same period. The fund's return based on its market price was 10.14% for the period.

o While global markets reacted favorably to interest-rate reductions in the United States, emerging market debt did not. Emerging market economic fundamentals have weakened over the past few months, driven in large part by developments in Turkey and, particularly, Argentina.

o Although emerging markets will continue to witness volatility in the near term, we are aware of the risks that lie ahead and believe we have positioned the fund accordingly.


[LOGO] Letter to Shareholders
================================================================================

Dear Shareholders,

From a broad economic standpoint, the global economy has gone through a significant disruption over the past six months. At the end of last year, U.S. Federal Reserve Chairman Alan Greenspan signaled the beginning of a cycle of monetary easing for the United States, following economic reports that continued to point towards a sharp downturn. Because the United States is the primary engine for global growth, the prospect of a downturn in the U.S. increased concerns for a sharp slowdown throughout the world. Japan already has been through a decade of poor economic performance and the prospects for a recovery there seem at least a few years away. Europe, meanwhile, was feeling the pressure to follow Mr. Greenspan's lead as growth expectations continued to fall there as well.

Thus, a series of interest-rate reductions by the Fed in the first quarter of 2001 began to soothe fears of a potential recession in the United States, and prices in financial markets began to rise in anticipation of a V-shaped recovery. However, as corporate profits began declining at double-digit rates, the idea of a V-shaped recovery yielded to the prospect of a more gradual U-shaped


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[LOGO]
================================================================================

recovery or even a period of little or no growth. As global financial conditions continued to worsen, the extreme volatility in world equity markets reduced investor appetite for risk. This sentiment recently has begun to improve, as seen in the results of the Fed's surprise rate cut in April.

Over the six-month period ended April 30, 2001, the fund posted a 4.54% total return based on net asset value. The focus of the fund continued to be on credit quality -- investing in those countries that have improving fundamentals warranting credit upgrades. The J.P. Morgan Emerging Markets Bond Global Constrained Index returned 6.95% during the same period. The fund's return based on its market price was 10.14% for the period.

Key Events in Emerging Markets

While global markets reacted favorably to lower U.S. interest rates, emerging market debt did not. Emerging market economic fundamentals have weakened over the past few months, driven in large part by developments in Turkey and, particularly, Argentina, a country that is large enough that struggles there can spread, hurting the performance of emerging markets in general.

Turkey was hit with a severe liquidity crisis, or a shortage of credit, in late November and early December as a result of difficulties the banking sector has had in raising capital. This crisis stoked fears regarding the strength of the banking sector and, as a result, the fund reduced its Turkish exposure. Then, as liquidity continued to evaporate, the Turkish central bank stepped in and provided liquidity. In doing so, however, the central bank exceeded monetary policy limits it had negotiated with the International Monetary fund (IMF). The central bank then reversed its decision and withdrew liquidity. As a result, rates on overnight loans shot up to triple digits, followed by massive flows of capital out of the country, and enormous downward price pressures on Turkish assets. The market was only calmed after the announcement of a $10 billion IMF package. Subsequently, reserves stabilized and overnight interest rates returned to the 60% to 80% range.

Then, in late February, the government announced that the Turkish lira would be permitted to float, which eased concerns of an overvalued currency. The float was accompanied by supportive statements from the IMF that it would


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help explore ways to make resources available to cover some of the increased costs of bank restructuring. Shortly thereafter, the IMF and World Bank announced an additional $10 billion in aid -- on top of the $10 billion already pledged. While financial support should help stabilize asset prices in the near term, significant structural adjustments still are needed. For example, progress on privatization needs to be demonstrated. The banking sector needs to be strengthened. Debt-to-equity ratios need to stabilize. Until we see signs of progress on the reform front, we remain cautious about the longer-term prospects for Turkey.

Argentina's weakness began in October as President de la Rua's ability to hold the governing coalition together came into question. The fracturing of the coalition generated the sense of a weak government and jeopardized the previously announced $700 million in spending cuts. Faced with a stagnant economy and increasing financing needs, the IMF announced a support package to help soothe these fears. In spite of this, interest rates remained above normal and deposit outflows persisted.

Then, with the weakening de la Rua administration needing support, Domingo Cavallo returned to government after a six-year hiatus and accepted the post of Minister of Finance. Mr. Cavallo went to work mending the previously fractured coalition and announcing a mix of revenue-generating and supply-side measures aimed at boosting investor confidence and sparking consumption and investment spending. However, he miscalculated the market's reaction to announcements on the exchange rate regime and the banking system. His comments about introducing a more flexible exchange rate regime via the inclusion of the euro were poorly received. The move to alter the central bank's charter in order to inject more liquidity into the economy also proved untimely.

Against this backdrop, investment prices began to reflect the probability of a near-term financing shortfall that could only be resolved through a restructuring. Mr. Cavallo countered with a new round of fiscal adjustments accompanied by a potential $20 billion to $30 billion debt swap, a debt restructuring in which shorter-term debt was exchanged for longer-term debt. The market has rallied on the news, believing that the debt profile of the country would be dramatically improved in the short term. However,



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long-term sustainable growth still needs to be addressed and, until signs emerge that growth is returning, we expect the market to remain volatile.

Reduced Exposure to Mexico and Peru

Elsewhere in Latin America, we began reducing our exposure to Mexico at the beginning of this year because of concerns that a U.S. slowdown could adversely impact the Mexican economy. With roughly 80% of Mexican exports headed towards the United States, a slowing U.S. economy would increase Mexico's trade deficit, resulting in more pesos leaving the country, and fewer dollars and other currencies coming in. This could weaken the Mexican currency and cause inflation to accelerate. Longer term, however, we believe Mexico's economic fundamentals remain favorable. While fiscal reform may be delayed through the summer, we expect the ultimate passage of the reform package to be rewarded with an increase in the country's bond rating to investment grade by Standard & Poor's.

In Peru, we reduced our exposure near the end of last year by selling some holdings as the political landscape began to crumble. The political crisis escalated to the point where President Fujimori was forced to call early elections. In addition, the corruption scandals encompassing former intelligence advisor Vladimiro Montesinos and the Fujimori cabinet and the ousting of President Fujimori by the Peruvian Congress led to increasing uncertainty and heightened volatility. The effects of the political instability have begun to show up in the economic numbers and will continue to be felt over the upcoming months.

Outlook on Russia

We have remained positive about Russia throughout the period. Russia's fiscal performance has been impressive and we expect to see continued progress on structural reforms. Fiscal responsibility continues to improve and budget projections for 2002 indicate a balanced budget. The major assumption for this is an oil price increase of roughly $17 per barrel, which we regard as reasonable. In the banking sector, the system is beginning to recover from the 1998 collapse and domestic lending is slowly restarting. Bank reserves continue to rise; they now stand at over $31.5 billion, and government


                                       7
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projections for the end of 2002 put reserves at over $42 billion, largely due to the expectations of a significant trade surplus. These reserves are available to help pay off foreign debt. Ultimately, we believe economic stabilization, together with political stabilization and economic reforms, point towards an improving credit.

Looking Ahead

In the very near term, emerging markets will continue to be driven by news from Argentina. If the $20 billion to $30 billion Argentine debt swap is successful, it should provide some short-term support for the market. An exchange of this size would significantly alter the debt profile of the country -- easing its financing needs over the next five years -- and providing some breathing room for the government as it focuses on jump-starting economic growth. In the medium term, however, without sustainable long-term growth, Argentina's vicious cycles of heavy debt may return. If, over the next year or so, Argentina begins to reduce its financing needs and demonstrates signs of sustainable long-term growth, it would set the stage for a more favorable environment within emerging markets. In such an environment, countries would benefit from reduced borrowing costs as yields on government bonds declined. There is no doubt emerging markets will continue to witness volatility in the near-term. We are aware of the risks that lie ahead and believe we have positioned the fund accordingly. However, we will continue to monitor events as they unfold and remain ready to take advantage of opportunities as they arise.

We are pleased that you are an investor in Scudder Global High Income Fund, Inc. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully,


/s/Juris Padegs

Juris Padegs
President and
Chairman of the Board

                                       8
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[LOGO] Investment Summary                                   as of April 30, 2001
================================================================================

--------------------------------------------------------------------------------
Historical Information Life of Fund
--------------------------------------------------------------------------------
                                       Total Return (%)
               -----------------------------------------------------------------
                   Market Value      Net Asset Value (a)         Index (b)
               --------------------  --------------------  ---------------------
                           Average               Average               Average
                Cumulative  Annual    Cumulative Annual     Cumulative  Annual
--------------------------------------------------------------------------------
Quarter           -5.06        --       -4.28        --       -3.51         --
--------------------------------------------------------------------------------
One Year          24.26     24.26       10.54     10.54       11.10      11.10
--------------------------------------------------------------------------------
Three Year       -46.48    -18.81      -37.22    -14.37       20.01       6.26
--------------------------------------------------------------------------------
Five Year        -12.57     -2.65        -.99      -.20       81.73      12.68
--------------------------------------------------------------------------------
Life of Fund*     19.11      2.02       47.82      4.57      186.83      12.79
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Per Share Information and Returns
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE DEPICTING TOTAL RETURN

BAR CHART DATA:

                              Yearly periods ended April 30
1993        8.27
1994        6.06
1995       -7.56
1996       40.65
1997       41.83
1998       11.20
1999      -50.35
2000       14.39
2001       10.54


                1993*  1994   1995  1996   1997  1998   1999  2000  2001
--------------------------------------------------------------------------------
Net Asset
Value ($)        14.05  13.21 10.65  13.26 16.07  13.96  6.02  6.11   6.03
--------------------------------------------------------------------------------
Income
Dividends ($)      .87   1.53  1.53   1.50  1.50   1.50  1.05   .60    .60
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)  .08    .34   .15     --   .80   2.12    --    --     --
--------------------------------------------------------------------------------
Total Return
(%) (a)           8.27   6.06 -7.56  40.65 41.83  11.20-50.35 14.39  10.54
--------------------------------------------------------------------------------

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. The EMBI+ Index began on December 31, 1993. Prior index returns are based on the J.P. Morgan Emerging Markets Bond Index (EMBI). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses.

*    The Fund commenced operations on July 31, 1992.

     On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar-denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is -28.86%.

     Past results are not necessarily indicative of future performance of the Fund.


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[LOGO] Portfolio Summary                                    as of April 30, 2001
================================================================================

--------------------------------------------------------------------------------
Investment Allocation (Excludes 6% Cash Equivalent)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE REFLECTING THE FOLLOWING DATA:

Sovereign Bonds (a)       99%
Corporate Bonds            1%
-----------------------------
                         100%
-----------------------------

(a)  Includes 18% investments in Brady Bonds.


--------------------------------------------------------------------------------
Interest Rate Sensitivity (Excludes 6% Cash Equivalent)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE REFLECTING THE FOLLOWING DATA:

Fixed Rate Bonds          85%
Floating Rate Bonds       15%
-----------------------------
                         100%
-----------------------------


--------------------------------------------------------------------------------
Geographical (Excludes 6% Cash Equivalent)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE REFLECTING THE FOLLOWING DATA:

Russia                    19%
Brazil                    18%
Argentina                 17%
Mexico                     9%
Venezuela                  6%
Colombia                   5%
Panama                     4%
Peru                       3%
Bulgaria                   3%
Other                     16%
-----------------------------
                         100%
-----------------------------


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[LOGO] Investment Portfolio                                 as of April 30, 2001
================================================================================

                                                    Principal
                                                    Amount (c)       Value ($)
--------------------------------------------------------------------------------
Repurchase Agreements 2.8%
--------------------------------------------------------------------------------
Salomon Smith Barney, 4.62%, to be repurchased
  at $2,000,257 on 5/1/2001* (Cost $2,000,000)       2,000,000       2,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Notes 3.6%
--------------------------------------------------------------------------------
Federal Home Loan Bank, 4.77%**, 5/1/2001
  (Cost $2,499,000)                                  2,499,000       2,499,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bonds 93.6%
--------------------------------------------------------------------------------

Algeria 1.0%
--------------------------------------------------------------------------------
Republic of Algeria, Collateralized Floating
  Rate Bond, Series EURO, LIBOR plus .8125%,
  (5.8125%), 9/4/2006                                  825,000         709,500
--------------------------------------------------------------------------------

Argentina 16.1%
--------------------------------------------------------------------------------
Republic of Argentina, 9.75%, 9/19/2027 (b)          6,030,000       4,151,655
Republic of Argentina, 11.375%, 3/15/2010            1,800,000       1,387,800
Republic of Argentina, 11.375%, 1/30/2017 (b)        2,545,000       1,987,645
Republic of Argentina, 11.75%, 6/15/2015             2,300,000       1,794,000
Republic of Argentina, Floating Rate Bond, LIBOR     2,406,400       1,967,232
  plus .8125%, (5.5625%), 3/31/2005 (b)
--------------------------------------------------------------------------------
                                                                    11,288,332
--------------------------------------------------------------------------------

Brazil 16.6%
--------------------------------------------------------------------------------
Federal Republic of Brazil, Collateralized
  Floating Rate Discount Bond, LIBOR plus
  .8125%, (5.4375%), 4/15/2024                       1,500,000       1,091,250
Federative Republic of Brazil, Step-up Coupon,
  6%, 4/15/2024                                      1,000,000         651,250
Federative Republic of Brazil, 8.875%, 4/15/2024 (b) 2,150,000       1,429,750
Federative Republic of Brazil, 11%, 8/17/2040        1,450,000       1,096,925
Federative Republic of Brazil, 11.25%, 7/26/2007 (b) 3,650,000       3,558,750
Federative Republic of Brazil, 12.25%, 3/6/2030        955,000         818,913
Federative Republic of Brazil C Bond, Step-up
  Coupon, 8%, 4/15/2014                              3,983,611       2,997,665
--------------------------------------------------------------------------------
                                                                    11,644,503
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


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                                                    Principal
                                                    Amount (c)        Value ($)
--------------------------------------------------------------------------------

Bulgaria 3.0%
--------------------------------------------------------------------------------
Republic of Bulgaria, Collateralized Floating
  Rate Interest Reduction Bond, Series A,
  Step-up Coupon, 3%, 7/28/2012                        350,000         263,375
Republic of Bulgaria, Interest Arrears Bond,
  LIBOR plus .8125%, (6.3125%), 7/28/2011            1,845,000       1,365,300
Republic of Bulgaria, Collateralized Discount
  Bond, Series A, LIBOR plus .8125%, (6.3125%),
  7/28/2024                                            655,000         481,425
--------------------------------------------------------------------------------
                                                                     2,110,100
--------------------------------------------------------------------------------

Colombia 4.2%
--------------------------------------------------------------------------------
Republic of Colombia, 7.625%, 2/15/2007 (b)            605,000         518,788
Republic of Colombia, 8.625%, 4/1/2008                 700,000         612,500
Republic of Colombia, 9.75%, 4/23/2009                 750,000         671,250
Republic of Colombia, 9.75%, 4/9/2011                  750,000         742,500
Republic of Colombia, 11.75%, 2/25/2020                475,000         429,875
--------------------------------------------------------------------------------
                                                                     2,974,913
--------------------------------------------------------------------------------

Ecuador 1.9%
--------------------------------------------------------------------------------
Republic of Ecuador, Step-up Coupon, 4%,
  8/15/2030                                          3,510,000       1,342,575
--------------------------------------------------------------------------------

Ivory Coast 0.6%
--------------------------------------------------------------------------------
Government of Ivory Coast, Step-up Coupon, 2%,
  3/29/2018***                                       3,250,000         455,000
--------------------------------------------------------------------------------

Jamaica 2.0%
--------------------------------------------------------------------------------
Government of Jamaica, 12.75%, 9/1/2007              1,320,000       1,432,200
--------------------------------------------------------------------------------

Korea 1.4%
--------------------------------------------------------------------------------
Hanvit Bank, 11.75%, 3/1/2010                          300,000         303,000
Korea Exchange Bank, 13.75%, 6/30/2010                 700,000         710,500
--------------------------------------------------------------------------------
                                                                     1,013,500
--------------------------------------------------------------------------------

Mexico 8.7%
--------------------------------------------------------------------------------
United Mexican States, 8.125%, 12/30/2019 (b)        2,100,000       1,913,100
United Mexican States, 8.375%, 1/14/2011               750,000         744,000
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

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                                                    Principal
                                                    Amount (c)        Value ($)
--------------------------------------------------------------------------------

United Mexican States, 10.375%, 2/17/2009 (b)        1,000,000       1,102,000
United Mexican States, 11.5%, 5/15/2026              1,250,000       1,515,625
United Mexican States, Value Recovery Rights         7,319,000          86,364
United Mexican States, 11.375%, 9/15/2016 (b)          625,000         731,250
--------------------------------------------------------------------------------
                                                                     6,092,339
--------------------------------------------------------------------------------

Morocco 1.3%
--------------------------------------------------------------------------------
Kingdom of Morocco, Restructuring &
  Consolidation Agreement, Tranche A, Floating
  Rate Bond, LIBOR plus .8125%, (7.5625%),
  1/1/2009                                           1,014,510         895,305
--------------------------------------------------------------------------------

Panama 3.3%
--------------------------------------------------------------------------------
Republic of Panama, 7.875%, 2/13/2002                  450,000         456,075
Republic of Panama, 9.375%, 4/1/2029 (b)             1,000,000       1,017,500
Republic of Panama, 10.75%, 5/15/2020                  750,000         766,875
Republic of Panama, Interest Reduction Bond,            75,000          64,125
  Step-up Coupon, 4.5%, 7/17/2014
--------------------------------------------------------------------------------
                                                                     2,304,575
--------------------------------------------------------------------------------

Peru 3.0%
--------------------------------------------------------------------------------
Republic of Peru, Collateralized Floating Rate
  Interest Bond, Step-up Coupon, 4%, 3/7/2017          950,000         509,438
Republic of Peru, Past Due Interest Step-up
  Coupon, 4.5%, 3/7/2017                             2,680,000       1,628,100
--------------------------------------------------------------------------------
                                                                     2,137,538
--------------------------------------------------------------------------------

Philippines 2.6%
--------------------------------------------------------------------------------
Republic of the Philippines, 9.5%, 10/21/2024 (b)    1,250,000       1,190,625
Republic of the Philippines, 10.625%, 3/16/2025        735,000         611,888
--------------------------------------------------------------------------------
                                                                     1,802,513
--------------------------------------------------------------------------------

Poland 2.2%
--------------------------------------------------------------------------------
European Bank of Reconstruction & Development,
  19%, 12/5/2001                                 PLZ 6,150,000       1,558,305
--------------------------------------------------------------------------------

Qatar 0.9%
--------------------------------------------------------------------------------
State of Qatar, 9.75%, 6/15/2030                       575,000         610,938
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

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                                                     Principal
                                                     Amount (c)       Value ($)
--------------------------------------------------------------------------------
Russia 18.0%
--------------------------------------------------------------------------------
Russian Federation, 8.25%, 3/31/2010                 2,577,380       1,755,840
Russian Federation, 12.75%, 6/24/2028                1,000,000         895,000
Russian Federation, Step-up Coupon, 5%, 3/31/2030    7,850,000       3,277,375
Russian Ministry of Finance, 3%, 5/14/2003           6,350,000       4,445,000
Russian Ministry of Finance, 10%, 6/26/2007            980,000         785,225
Russian Ministry of Finance, 11.75%, 6/10/2003       1,500,000       1,494,150
--------------------------------------------------------------------------------
                                                                    12,652,590
--------------------------------------------------------------------------------

South Africa 0.9%
--------------------------------------------------------------------------------
Republic of South Africa, 8.5%, 6/23/2017              115,000         108,675
Republic of South Africa, 9.125%, 5/19/2009            500,000         521,875
--------------------------------------------------------------------------------
                                                                       630,550
--------------------------------------------------------------------------------

Venezuela 5.9%
--------------------------------------------------------------------------------
Republic of Venezuela, 7.375%, 12/31/2003            2,500,000       2,100,000
Republic of Venezuela, 9.25%, 9/15/2027 (b)          2,000,000       1,385,000
Republic of Venezuela, Floating Rate Interest
  Reduction Bond, Series A, LIBOR plus .875%,
  (5.687%), 3/31/2007                                  142,855         119,820
Republic of Venezuela, Debt Conversion Bond,
  Floating Rate Bond, Series DL, LIBOR plus
  .875%, (7.375%), 12/18/2007                         666,666         563,333
--------------------------------------------------------------------------------
                                                                     4,168,153
--------------------------------------------------------------------------------
Total Bonds (Cost $66,872,487)                                      65,823,429
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
  (Cost $71,371,487) (a)                                            70,322,429
--------------------------------------------------------------------------------


* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

**   Annualized yield at time of purchase, not a coupon rate (Unaudited).

*** Non-income producing. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.

(a) The cost of the investment portfolio for federal income tax purposes was $71,507,241. At April 30, 2001, net unrealized depreciation for all securities based on tax cost was $1,184,812. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $730,281 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,915,093.

(b) At April 30, 2001 these securities, in whole or in part, are subject to repurchase under reverse repurchase agreements.

(c)  Principal amount in US dollars unless otherwise noted.


     Currency Abbreviation
     -----------------------------------------------------------
     EUR        Euro               PLZ        Polish Zlotys

    The accompanying notes are an integral part of the financial statements.



                                       14
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[LOGO]  Financial Statements
================================================================================

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $71,371,487)          $    70,322,429
--------------------------------------------------------------------------------
Cash                                                                      1,168
--------------------------------------------------------------------------------
Receivable for investments sold                                      12,845,132
--------------------------------------------------------------------------------
Interest receivable                                                   1,528,133
--------------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange contracts           23,249
--------------------------------------------------------------------------------
Other assets                                                              3,823
--------------------------------------------------------------------------------
Total assets                                                         84,723,934
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Reverse repurchase agreements                                        16,612,446
--------------------------------------------------------------------------------
Payable for investments purchased                                     6,506,556
--------------------------------------------------------------------------------
Interest payable for reverse repurchase agreements                       91,041
--------------------------------------------------------------------------------
Dividends payable                                                     1,441,029
--------------------------------------------------------------------------------
Accrued management fee                                                   69,275
--------------------------------------------------------------------------------
Other accrued expenses and payables                                     117,286
--------------------------------------------------------------------------------
Total liabilities                                                    24,837,633
--------------------------------------------------------------------------------
Net assets, at value                                            $    59,886,301
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                                     478,445
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
--------------------------------------------------------------------------------
  Investments                                                        (1,049,058)
--------------------------------------------------------------------------------
  Foreign currency related transactions                                  26,624
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (71,136,426)
--------------------------------------------------------------------------------
Paid-in capital                                                     131,566,716
--------------------------------------------------------------------------------
Net assets, at value                                            $    59,886,301
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value per share ($59,886,301 / 9,939,539 shares of common stock outstanding, $.01 par value, 100,000,000 shares
  authorized)                                                   $          6.03
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


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--------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest                                                        $     4,625,374
--------------------------------------------------------------------------------
Total Income                                                          4,625,374
--------------------------------------------------------------------------------
Expenses:
Management fee                                                          370,052
--------------------------------------------------------------------------------
Services to shareholders                                                 22,931
--------------------------------------------------------------------------------
Custodian and accounting fees                                            87,453
--------------------------------------------------------------------------------
Auditing                                                                 41,398
--------------------------------------------------------------------------------
Legal                                                                    22,545
--------------------------------------------------------------------------------
Directors' fees and expenses                                             27,051
--------------------------------------------------------------------------------
Reports to shareholders                                                  19,388
--------------------------------------------------------------------------------
Interest expense                                                        309,631
--------------------------------------------------------------------------------
Other                                                                    32,061
--------------------------------------------------------------------------------
Total expenses                                                          932,510
--------------------------------------------------------------------------------
Net investment income                                                 3,692,864
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                          (1,723,707)
--------------------------------------------------------------------------------
Foreign currency related transactions                                   (32,190)
--------------------------------------------------------------------------------
                                                                     (1,755,897)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
--------------------------------------------------------------------------------
  Investments                                                           251,172
--------------------------------------------------------------------------------
  Foreign currency related transactions                                  26,624
--------------------------------------------------------------------------------
                                                                        277,796
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           (1,478,101)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations $     2,214,763
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                Six Months Ended    Year Ended
                                                     April 30,      October 31,
Increase (Decrease) in Net Assets                       2001           2000
--------------------------------------------------------------------------------
Operations:
Net investment income                            $   3,692,864  $     6,608,211
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
  transactions                                      (1,755,897)       5,647,652
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
  investment transactions during the period            277,796      (2,970,006)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    2,214,763        9,285,857
--------------------------------------------------------------------------------
Distributions to shareholders from net
  investment income                                 (2,977,725)     (5,935,676)
--------------------------------------------------------------------------------
Reinvestment of distributions                          101,072          302,952
--------------------------------------------------------------------------------
Increase (decrease) in net assets                     (661,890)       3,653,133
--------------------------------------------------------------------------------
Net assets at beginning of period                   60,548,191       56,895,058
--------------------------------------------------------------------------------
Net assets at end of period (including
  undistributed net investment income of
  $478,445 and accumulated distributions in
  excess of net investment income of $236,694,
  respectively)                                  $  59,886,301  $    60,548,191
--------------------------------------------------------------------------------

Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period            9,920,436        9,858,276
--------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                         19,103           62,160
--------------------------------------------------------------------------------
Shares outstanding at end of period                  9,939,539        9,920,436
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Cash Flows for the six months ended April 30, 2001
--------------------------------------------------------------------------------

Cash Flows from Operating Activities
--------------------------------------------------------------------------------
Investment income received                                        $   3,869,701
--------------------------------------------------------------------------------
Payment of expenses                                                    (923,491)
--------------------------------------------------------------------------------
Proceeds from sales and maturities of investments                   236,733,290
--------------------------------------------------------------------------------
Purchases of investments                                            241,983,907)
--------------------------------------------------------------------------------
Net maturities of short-term investments                             (3,305,000)
--------------------------------------------------------------------------------
Cash used for operating activities                                   (5,609,407)
--------------------------------------------------------------------------------

Cash Flows from Financing Activities
--------------------------------------------------------------------------------
Net increase (decrease) in reverse repurchase agreements              8,480,046
--------------------------------------------------------------------------------
Distributions paid (net of reinvestment of dividends)                (2,869,697)
--------------------------------------------------------------------------------
Cash provided by financing activities                                 5,610,349
--------------------------------------------------------------------------------
Increase (decrease) in cash                                                 942
--------------------------------------------------------------------------------
Cash at beginning of period                                                 226
--------------------------------------------------------------------------------
Cash at end of period                                             $       1,168
--------------------------------------------------------------------------------

Reconciliation of Net Increase (Decrease) in Net Assets from Operations to
Cash Provided by Operating Activities
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       2,214,763
--------------------------------------------------------------------------------
Net (increase) decrease in cost of investments                         (457,264)
--------------------------------------------------------------------------------
Net (increase) decrease in unrealized appreciation (depreciation)
  on investments                                                       (251,172)
--------------------------------------------------------------------------------
(Increase) decrease in unrealized appreciation (depreciation) on
  foreign forward currency contracts                                    (23,249)
--------------------------------------------------------------------------------

(Increase) decrease in interest receivable                               50,339
--------------------------------------------------------------------------------
(Increase) decrease in receivable for investments sold               (8,715,622)
--------------------------------------------------------------------------------
(Increase) decrease in other assets                                         384
--------------------------------------------------------------------------------
Increase (decrease) in payable for investments purchased              1,563,395
--------------------------------------------------------------------------------
Increase (decrease) in accrued expenses                                 (12,977)
--------------------------------------------------------------------------------
Increase (decrease) in interest payable                                  21,996
--------------------------------------------------------------------------------
Cash used for operating activities                                $  (5,609,407)
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

[LOGO] Financial Highlights
================================================================================

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

--------------------------------------------------------------------------------
Years Ended October 31,          2001(a)   2000     1999   1998    1997     1996
--------------------------------------------------------------------------------
Per Share Operating Performance
--------------------------------------------------------------------------------
Net asset value, beginning of
period                        $ 6.10     $ 5.77  $ 5.45 $13.11  $15.61   $11.20
--------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income (b)      .37        .67     .51   1.33    1.28     1.59
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  (.14)       .26     .41  (7.49)    .64     4.32
--------------------------------------------------------------------------------
  Total from investment
  operations                     .23        .93     .92  (6.16)   1.92     5.91
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.30)      (.60)   (.60) (1.24)  (1.50)   (1.50)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions         --         --      --     --   (2.92)      --
--------------------------------------------------------------------------------
  Tax return on capital           --         --      --   (.26)     --       --
--------------------------------------------------------------------------------
  Total distributions           (.30)      (.60)   (.60) (1.50)  (4.42)   (1.50)
--------------------------------------------------------------------------------
Net asset value, end of
period                        $ 6.03     $ 6.10  $ 5.77 $ 5.45  $13.11   $15.61
--------------------------------------------------------------------------------
Market value, end of period   $ 5.27     $ 5.06  $ 4.75 $ 6.88  $12.13(c)$13.88
--------------------------------------------------------------------------------

Total Return
--------------------------------------------------------------------------------
Per share market value (%)     10.14**    20.22  (22.49)(36.19)  19.72    27.93
--------------------------------------------------------------------------------
Per share net asset value (%)
  (d)                           4.54**    19.25  (18.78)(52.80)  14.03    55.81
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
  ($ millions)                    60         61      57     53      81       95
--------------------------------------------------------------------------------
Ratio of operating expenses
  (excluding interest) (%)      2.02*      1.89    2.02   1.60    1.85     1.79
--------------------------------------------------------------------------------
Ratio of operating
expenses (%)                    3.02*      2.47    2.30   2.67    2.36     3.28
--------------------------------------------------------------------------------
Ratio of net investment income
  (%)                          11.96*     10.77    9.06  11.28    7.80    11.66
--------------------------------------------------------------------------------
Portfolio turnover rate (%)      695*       317     323    324     362      322
--------------------------------------------------------------------------------

(a)  For the six months ended April 30, 2001.

(b)  Based on monthly average shares outstanding during each period.

(c) Market value of $14.25 has been reduced to reflect a distribution of $2.12 per share, relating to a due bill which entitles individuals who purchased shares prior to November 4, 1997, the ex-date of the dividend, to be reimbursed by the seller in the amount of the distribution.

(d) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date, the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American Debt Instruments. Financial information prior to November 14, 1997 should not be considered representative of the present Fund.

*    Annualized

**   Not annualized

[LOGO] Notes to Financial Statements
================================================================================

A. Significant Accounting Policies

Scudder Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that

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[LOGO]
================================================================================

results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options

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================================================================================

on securities and wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options on securities and wrote put options on securities to lock in the purchase price of a security to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject

[LOGO]
================================================================================

to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $68,900,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($53,150,000) and October 31, 2007 ($15,750,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in

[LOGO]
================================================================================

the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at April 30, 2001.


B. Purchases and Sales of Securities

During the six months ended April 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $243,349,713 and $245,298,048, respectively.


C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an

[LOGO]
================================================================================

annualized rate of 1.20% of the average weekly net assets of the Fund. For the six months ended April 30, 2001, the fee pursuant to such agreements amounted to $370,052.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2001, the amount charged to the Fund by SFAC aggregated $31,872, of which all is paid at April 30, 2001.

Scudder Investments Service Company ("SISC") formerly Kemper Service Company, a subsidiary of the Manager, provides shareholder communications services for the Fund. For the six months ended April 30, 2001, the amount charged to the Fund by SISC aggregated $6,250, of which $1,250 is unpaid at April 30, 2001.

The Fund pays each Director not affiliated with the Manager an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2001, Directors' fees and expenses aggregated $27,051.

D. Reverse Repurchase Agreements

The Fund has entered into reverse repurchase agreements with third parties involving its holdings in foreign debt securities. At April 30, 2001, the Fund had outstanding reverse repurchase agreements as follows:


                             Value of assets sold                   Weighted
                               under agreement       Repurchase     average
Counterparty                    to repurchase        liability      maturity
--------------------------------------------------------------------------------
J.P. Morgan Chase              $    9,681,963     $    8,489,633   58 days
Deutsche Bank                       8,868,832          6,353,533   65 days
UBS AG                              2,402,500          1,769,280   7 days
                               -----------------  ---------------
                               $   20,953,295     $   16,612,446
--------------------------------------------------------------------------------

The average weighted daily balance of reverse repurchase agreements outstanding during the period ended April 30, 2001 was $13,119,974. The weighted average interest rate was 4.7%.

[LOGO]
================================================================================

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States.


F. Commitments

As of April 30, 2001 the Fund had entered into the following forward currency exchange contracts resulting in net unrealized appreciation of $23,249.

                                                                  Net Unrealized
                                                      Settlement   Appreciation
Contracts to Deliver            In Exchange For          Date        (U.S.$)
--------------------------------------------------------------------------------
Eur        1,805,767           USD    1,625,190          7/26/01       23,249


G. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

[LOGO] Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of Scudder Global High Income Fund,
Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at April 30, 2001, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
June 18, 2001

[LOGO] Dividend Reinvestment and Cash
       Purchase Plan
================================================================================

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company, the Plan Agent.


Automatic Participation

Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by Scudder Investments Service Company, as dividend paying agent.


Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.


Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share

[LOGO]
================================================================================

on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date. (Note: This provision of the Plan has been amended; please see below.) In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.


Amendment of the Plan

Effective June 13, 2001, the Plan has been amended to provide that if on the Valuation Date the fund's shares are trading at a discount to net asset value, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law.


Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 5 days after or 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To

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================================================================================

avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.


Participant Plan Accounts

The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.


No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.


Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

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Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.


Amendment or Termination

The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but only by giving at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority).

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.


Plan Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc., Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, 1-800-294-4366.


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

[LOGO] Investment Manager
================================================================================

The investment manager of Scudder Global High Income Fund, Inc. is Zurich Scudder Investments, Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include 21 open-end investment companies as well as portfolios for institutional investors.

In addition to the fund, the Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., and The Argentina Fund, Inc.

[LOGO] Directors and Officers
================================================================================

JURIS PADEGS*
  President, Chairman of the Board, and Director

ROBERT J. CALLANDER
  Director

GEORGE M. LOVEJOY, JR.
  Director

RONALDO A. DA FROTA NOGUEIRA
  Director

DR. SUSAN KAUFMAN PURCELL
  Director

JAN C. FALLER*
  Vice President

JUDITH A. HANNAWAY*
  Vice President

JOHN R. JANASIEWICZ*
  Vice President

JOHN MILLETTE*
  Vice President and Secretary

DAVID HARTMAN*
  Vice President and Assistant Secretary

PAUL J. ELMLINGER*
  Vice President and Assistant Secretary

KATHRYN L. QUIRK*
  Vice President and Assistant Secretary

JOHN R. HEBBLE*
  Treasurer

BRENDA LYONS*
  Assistant Treasurer

CAROLINE PEARSON*
  Assistant Secretary


*  Zurich Scudder Investments, Inc.


                                       33
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